UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	001-35933	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2013, Chambers Street Properties (the “Company”) entered into new indemnification agreements with each of Charles E. Black, Jack A. Cuneo, Martin A. Reid, James M. Orphanides, Louis P. Salvatore and Philip L. Kianka in their various capacities as trustees and/or officers of the Company. Pursuant to the terms of these indemnification agreements, the Company will indemnify and advance expenses and costs incurred by such trustees and officers in connection with any claims, suits or proceedings brought against such trustees and officers as a result of his service, subject to the terms and conditions set forth in such indemnification agreements and in the Company’s declaration of trust.

The above description of the indemnification agreements contained in this Item 1.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2013, the Board adopted and approved a form of liquidity award agreement, and a form of share award agreement that may be used in connection with awards made pursuant to the Company’s 2013 Equity Incentive Plan (the “Plan”) from time to time to the Company’s trustees, executive officers and other employees.

The above description of the form of liquidity award agreement and the form of share award agreement contained in this Item 5.02 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of liquidity award agreement and the form of share award agreement, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 25, 2013, the Board of Trustees of the Company (the “Board”) approved the Fourth Amended and Restated Bylaws of the Company (the “Fourth Amended Bylaws”). Among other changes, the Fourth Amended Bylaws:

¡	provide that annual meetings may be held on any date and time set by the Board;

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provide for a majority requirement for the calling of a special meeting of shareholders and detailed procedures for shareholder-requested special meetings, including formal requirements to request a record date and revised time requirements;

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clarify the notice requirements prior to a meeting of shareholders and the organization and conduct of the meeting, including the powers of the chairman of the meeting and issues relating to quorum requirements;

¡	provide that a plurality of all votes cast at a meeting of shareholders shall be sufficient to elect a trustee;

¡	clarify the procedures for voting of shares by proxy and by certain other holders;

¡	provide that the Board may appoint the inspectors at shareholder meetings and clarify the responsibilities of the inspectors;

¡	provide revised advance notice provisions for shareholder proposals, including revised time requirements and additional information requirements, including provisions requiring:

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disclosure of information for the shareholder proponent, proposed trustee nominees and persons associated with the shareholder proponent relating to ownership of Company Securities (as defined in the Fourth Amended Bylaws), short interests, hedging and derivative transactions, substantial interests not arising from ownership of Company Securities, investment strategies or objectives, persons contacted prior to the notice, persons supporting the shareholder’s proposal;

¡	a certificate to be executed by any proposed trustee nominee, which shall accompany the shareholder’s notice; and

¡	that the shareholder proponent, upon request, verify and update information provided to the Company and notify the Company of any change in such information;

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revise certain items relating to the trustees, such as procedures relating to trustee resignations, scheduling and notice of meetings, quorum and voting requirements, organization and conduct of meetings, electronic delivery of unanimous written consents, vacancies, reliance by trustees on certain information, election of the chairman of the Board, ratification of actions or inactions, interested trustee transactions and provision for meeting/notice/quorum requirements in emergency situations;

¡	revise certain items relating to the committees of the Board, including reducing the minimum number of trustees that may constitute a committee from two to one;

¡	revise certain items relating to the officers, including the appointment and resignation of officers and the duties of the chief executive officer, president and treasurer; and

¡	provide for uncertificated shares, including related changes to the procedures for transfers of shares, replacement of share certificates and fixing of record dates.

In addition, the Fourth Amended Bylaws provide for a number of other minor clarifications and modifications, including updates in response to changes in Maryland corporate law.

The above description of the Fourth Amended Bylaws contained in this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth Amended Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

The description of the Amended Charter (defined below) contained in Item 5.07 is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s reconvened annual meeting of shareholders held on June 25, 2013 (the “Reconvened Annual Meeting”), shareholders holding 173,320,700 common shares of beneficial interest, par value $0.01 (the “Common Shares”) (being the only class of shares entitled to vote at the meeting), or 70.1%, of the Company’s 247,196,122 outstanding Common Shares as of the record date for the meeting, attended the meeting or were represented by proxy. The Company’s shareholders met at the Reconvened Annual Meeting to consider and vote to amend certain provisions of the Company’s declaration of trust.

Proposal No. 2: Approval of the Amendment and Restatement of the Company’s Declaration of Trust

Approval to amend and restate the Company’s declaration of trust. A majority of the votes cast was required for approval. Set forth below is a summary of the material changes that were made to the Company’s declaration of trust:

¡	Delete the requirement that all common shares have equal dividend, distribution, liquidation and other rights and have no preference, cumulative, preemptive, conversion or exchange rights.

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Delete the requirement in the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”) that the voting rights of preferred shares bear the same relationship to the voting rights of common shares as the consideration paid for each preferred share bears to the book value of each common share.

¡	Delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class.

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Increase the common share ownership limit as set forth in the declaration of trust from 3.0% to 9.8%, introduce a preferred share ownership limit of 9.8% that will apply to any class or series of preferred shares that the Company may issue in the future, remove the aggregate share ownership limit from the declaration of trust and increase the ownership threshold for reporting certain information to the Company after the end of each taxable year from 0.5% to 5.0%.

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Delete the NASAA REIT Guidelines requirement that the Board be comprised of at least three trustees. Under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended (the “Maryland REIT Law”), the Board may be comprised of as few as one trustee. Also remove the requirement that the Board be comprised of no more than nine trustees and that a majority of the Board consist of Independent Trustees (as defined by the NASAA REIT Guidelines). While the New York Stock Exchange (the “NYSE”) rules would require that a majority of the Company’s trustees be independent in order for the Company to list its common shares, the NYSE definition of independence is much less restrictive than the NASAA REIT Guidelines definition.

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Delete the NASAA REIT Guidelines requirements that any trustee have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company’s assets and that at least one independent trustee have at least three years of relevant real estate experience.

¡	Delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent trustees.

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Delete the NASAA REIT Guidelines statement that trustees serve in a fiduciary capacity and have fiduciary duties. Under the Maryland REIT Law, trustees are presumed to act in accordance with the standard of conduct for directors of a Maryland corporation, the legislative history of which specifically disclaims that it is a “fiduciary” standard.

¡	Define “cause” for purposes of trustee removal.

¡	Delete the NASAA REIT Guidelines requirement that certain specified matters be approved by the independent trustees.

¡	Delete the NASAA REIT Guidelines provisions related to the appointment of, supervision of and payment of enumerated fees to an external advisor.

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Delete the NASAA REIT Guidelines provisions limiting the Company’s investment objectives and requiring an annual review of its investment policies and prohibiting certain joint ventures and investments in equity securities.

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Delete the NASAA REIT Guidelines prohibition on loans to affiliates. The Maryland General Corporation Law, which the Maryland courts have from time to time applied to real estate investment trusts (“REITs”) by analogy, already contains a provision subjecting a transaction between a company and any of its trustees or any other entity in which any of its trustees is a trustee or has a material financial interest to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested trustees or a majority of the votes cast by disinterested shareholders or is fair and reasonable to the Company.

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Delete the NASAA REIT Guidelines requirements that (a) an annual meeting of shareholders be held no less than 30 days after delivery of the Company’s annual report, (b) a trustee receive the affirmative vote of a majority of the shares present in order to be elected (Maryland law requires only a plurality of the votes cast) and (c) a special meeting of shareholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under Maryland law, the percentage required to call a meeting can be as high as, and for a public company typically is, a majority).

¡	Delete the NASAA REIT Guidelines provision permitting shareholders to amend the declaration of trust without the concurrence of the Board, which conflicts with the Maryland REIT Law.

¡	Delete the NASAA REIT Guidelines restrictions on voting by trustees and the Company’s affiliates.

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Delete the NASAA REIT Guidelines requirement that the Company provide a copy of its shareholder list to any shareholder upon request. The Maryland REIT Law requires only that a shareholder list be provided to shareholders of record of at least 5% of the outstanding shares of any class for at least six months.

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Delete the NASAA REIT Guidelines requirement that an annual report be provided to each shareholder within 120 days after the end of the fiscal year. The Maryland General Corporation Law already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of shareholders and made available for inspection within 20 days thereafter.

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Delete the NASAA REIT Guidelines requirement that any merger, consolidation or transfer of all or substantially all of the Company’s assets be approved by the shareholders. Under the Maryland REIT Law, certain mergers do not require shareholder approval (e.g., mergers with a 90% or more owned subsidiary in which the declaration of trust is not amended and shareholder contract rights do not change and mergers in which the real estate investment trust is the successor entity and the terms of its shares do not change, its declaration of trust is not otherwise amended and the number of shares of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective). While the Maryland REIT Law is silent as to which transfers of all or substantially all of a real estate investment trust’s assets may be effected without shareholder approval, the Maryland General Corporation Law permits certain transfers (e.g., transfers of all or substantially all of the corporation’s assets to a wholly owned subsidiary or by mortgage or pledge) without a shareholder vote. Also delete the NASAA REIT Guidelines restrictions on roll-up transactions.

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Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, trustees and officers, and to provide the Company’s former investment advisor and its affiliates with indemnification as required by the transition to self-management agreement.

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Delete the NASAA REIT Guidelines permitting shareholders to terminate the company without the concurrence of the Board. Because the Board is ultimately responsible for the management of the Company’s business and affairs, it will likely be better situated to make the initial determination whether termination is in the Company’s best interests. However, any determination by the Board to terminate the company will remain subject to approval by shareholders entitled to cast not less than a majority of all the votes entitled to be cast on the matter.

Finally, certain ministerial changes were made to the declaration of trust either for clarification purposes (e.g., the deletion of certain provisions that were automatically negated upon listing) or to be consistent with the Maryland REIT Law or other provisions of the declaration of trust.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Total Common Shares	124,111,369	2,458,859	5,550,657	41,199,815

The Articles of Amendment and Restatement (the “Amended Charter”), which incorporates the approved amendments, was filed with the Maryland State Department of Assessments and Taxations and became effective on June 25, 2013.

The above description of the Amended Charter contained in this Item 5.07 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Charter, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.07.

Item 8.01	Other Events.

The Company has decided to eliminate any outstanding fractional shares of its Common Shares (the “Fractional Shares”). The Company plans to eliminate all outstanding Fractional Shares by paying each holder of a Fractional Share an amount in cash equal to the fair value of such Fractional Share as of the date of the payment, which is anticipated to be July 8, 2013. The fair value of each Fractional Share will be equal to the fraction of a share being repurchased multiplied by the closing price of the Common Shares on the NYSE, as of the date of payment, rounded up to the nearest cent.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Fourth Amended and Restated Bylaws of Chambers Street Properties.

3.2	Articles of Amendment and Restatement

10.1	Form of Indemnification Agreement

10.2	Form of Liquidity Award Agreement

10.3	Form of Share Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMBERS STREET PROPERTIES

June 26, 2013	By:	/S/ MARTIN A. REID
	Name:	Martin A. Reid
	Title:	Chief Financial Officer